Exhibit 10.89

RECORDING REQUESTED BY AND	)
WHEN RECORDED MAIL TO:	)
)
Anderson, McCoy & Orta, P.C.	)
100 N. Broadway, Suite 2650)
Oklahoma City, Oklahoma 73102)
Loan No. 14027)

SPACE ABOVE THIS LINE
FOR RECORDER’S USE

CONSENT AND ASSUMPTION AGREEMENT

This Consent and Assumption Agreement (“Assumption Agreement”) is dated as of the 22nd day of May, 2003 (“Closing Date”), between and among WELLS FARGO BANK MINNESOTA, N.A., AS SUCCESSOR IN INTEREST TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR  J. P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C9 (the “Noteholder”), whose Special Servicer  is ARCap Servicing, Inc. (“ARCap”), having an address of 5605 N. MacArthur Blvd., Suite 950, Irving, Texas  75038, TULARE OUTLET CENTER L.P., a Delaware limited partnership (the “Assumptor”), having its address at 5000 Hakes Drive, Norton Shores, MI 49441, DALEVILLE, SOMMERSET, TULARE OUTLET CENTERS, L.P., a Delaware limited partnership  (“Borrower”), having its address at 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601, and HORIZON GROUP PROPERTIES, INC., a Maryland corporation (the “Guarantor”).

RECITALS:

A.                                   On or about July 9, 1999, MORGAN GUARANTY TRUST COMPANY OF NEW YORK (“Original Lender”) made a certain loan and extended credit in the amount of NINE MILLION THREE HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($9,325,000.00) (the “Loan”) to Borrower, evidenced by a certain Tulare Note (herein defined), security agreements, deeds of trust, mortgages, and other documents and instruments executed by Borrower and others from time to time (collectively, the “Tulare Loan Documents”), including, but not limited to, those listed on Exhibit “A” attached hereto and incorporated herein for all purposes.

B.                                     Noteholder is the current owner and holder of the Loan, the Tulare Note and the Tulare Loan Documents.

C.                                     Borrower, Guarantor and Assumptor have agreed to the assumption by Assumptor of the liabilities and obligations of Borrower under the Tulare Note and the other Tulare Loan Documents.

D.                                    Borrower, Guarantor and Assumptor have requested that Noteholder approve and consent to the assumption by Assumptor of the liabilities and obligations of Borrower under the Tulare Note and the other Tulare Loan Documents.

E.                                      Upon the conditions set forth herein, Noteholder is willing to approve and consent to the assumption by Assumptor of the liabilities and obligations of Borrower under the Tulare Note and the other Tulare Loan Documents.

AGREEMENT

In furtherance of the foregoing, Borrower, Guarantor, Assumptor and Noteholder do hereby agree as follows:

1.                                       Assumption by Assumptor.  Assumptor hereby assumes and agrees, for the benefit of Noteholder and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Borrower under the Tulare Note and the other Tulare Loan Documents.  Assumptor agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if Assumptor had originally executed and delivered the Tulare Note and other Tulare Loan Documents instead of Borrower and as if Borrower has and/or had never been released of any obligation and/or liability under the Tulare Note and other Tulare Loan Documents.  For the period of time for the inception of time up to and including the Closing Date, a reference in any Loan Document, including the Tulare Note, to Borrower, therefore, shall also be deemed a reference to Assumptor.  For the period of time from and after the Closing Date, a reference in any Loan Document to Borrower, shall be deemed a reference to only Assumptor.  Assumptor hereby consents to the release by Noteholder, effective as of the date hereof, of Borrower’s future obligations and liabilities under the Tulare Loan Documents; Assumptor hereby acknowledges that any such release of Borrower shall not affect Assumptor’s obligations and liabilities under the Tulare Loan Documents.

2.                                       Payment of the Tulare Note.  The parties hereby acknowledge and agree that the principal balance of the Tulare Note as of April 1, 2003, is $8,983,886.24, with accrued and unpaid interest in the amount of $447,577.21; these amounts have been determined after taking into account the payment received by Noteholder due for September 1, 2002.

Commencing with the loan payment due for May 1, 2003 and thereafter in accordance with the terms of the Tulare Note, Assumptor shall pay the amounts specified under the Tulare Note.  Such amounts under the Tulare Note include, absent an Event of Default (as defined in the Tulare Deed of Trust), a constant monthly payment of $74,836.23.  Beginning with the loan payment due for July 1, 2003, Noteholder shall forgive, upon the receipt of each monthly loan payment, accrued interest in amount of $149,192.40, for the loan payments due for July 1, 2003, August 1, 2003 and September 1, 2003, such that the accrued interest in the amount of $149,192.40 will be forgiven for each of  three (3) consecutive months upon the receipt of each monthly loan payment beginning with the loan payment due for June 1, 2003.  Noteholder shall not be required to forgive accrued interest if there is an Event of Default under the Tulare Loan Documents or an act or occurrence, which with the passage of time or the giving of notice, would be an Event of Default under the Tulare Loan Documents, nor shall Noteholder be required to forgive any accrued interest which exceeds the aggregate sum of $447,577.21. Nothing contained herein shall reduce or affect the amount

Assumptor shall pay to Noteholder the amounts due under the Escrow Agreement, and Assumptor shall pay such amounts under the Escrow Agreement (including a deposit in the On-going Replacement Reserve in the monthly amount of $2,079.71) commencing with the loan payment due for May 1, 2003; provided, however, Borrower and Assumptor shall not be required to make any reserve or escrow deposits pursuant to the Escrow Agreement for the loan payments which were due for October 1, 2002 to and including April 1, 2003.  Commencing with the loan payment due for May 1, 2003, Assumptor shall comply with the reserve and escrow requirements of the Tulare Loan Documents.

Upon payment of the May 1, 2003 loan payment and satisfaction of the conditions contained herein, Noteholder hereby waives any default interest and/or similar penalties which have accrued on the Note.

Notwithstanding any other provision of the Tulare Note to the contrary, Assumptor shall have the right to prepay the Tulare Note, in whole but not in part, on or before August 28, 2003.  Although Borrower shall be required to pay all accrued interest under the Note in connection with any prepayment in whole on or before August 28, 2003, Borrower shall not be required to pay any prepayment charge, prepayment yield or prepayment premium in connection with a prepayment in whole on or before August 28, 2003.

3.                                       Amendments to Daleville Loan Documents and to Sommerset Loan Documents.  The Borrower is indebted to Noteholder pursuant to (i) that certain promissory note (the “Sommerset Note”) dated July 9, 1999, in the original principal sum of $2,650,000.00 (the “Sommerset Loan”) and evidenced and/or secured by a certain Mortgage and Security Agreement recorded on July 15, 1999, in Volume 1465, Page 489, with the Office of the Recorder of Deeds of Somerset County, Pennsylvania (the “Sommerset Mortgage”), encumbering the property described therein (the “Sommerset Property”), and certain documents and/or instruments executed by Borrower and others from time to time (the Sommerset Note, the Sommerset Mortgage and such other documents and instruments are collectively, the “Sommerset Loan Documents”), and (ii) that certain promissory note (the “Daleville Note”) dated July 9, 1999, in the original principal sum of $10,875,000.00 (the “Daleville Loan”) and evidenced and/or secured by a certain Mortgage and Security Agreement recorded on July 15, 1999, in MIS1999, Page 28785, of the Office of the County Recorder of Delaware County, Indiana (the “Daleville Mortgage”), encumbering the property described therein (the “Daleville Property”), and certain documents and/or instruments executed by Borrower and others from time to time (the Daleville Note, the Daleville Mortgage and such other documents and instruments are collectively, the “Daleville Loan Documents”).  As a condition of the effectiveness of this Assumption Agreement, Borrower shall cause the Daleville Loan, the Daleville Loan Documents, the Sommerset Loan and the Sommerset Loan Documents to be purchased from Noteholder for the total sum of $1,980,000.00.  The Guaranty (herein defined), the Environmental Agreement (herein defined), the Clearing Account Agreement (herein defined) and the Escrow Agreement (herein defined) shall be amended as provided herein and shall not, at the time of the transfer of the Daleville Loan Documents and the Sommerset Loan Documents from Noteholder to a designee of Borrower, be a part of the Daleville Loan Documents and the Sommerset Loan Documents.

The Daleville Loan Documents are hereby amended, with such amendment to take effect immediately prior to the transfer of the Daleville Loan Documents from Noteholder to a designee of Borrower, to the effect that the Daleville Loan Documents are no longer cross-collateralized or cross-defaulted with the Sommerset Loan Documents and the Tulare Loan Documents.  The Sommerset Loan Documents are hereby amended, with such amendment to take effect immediately prior to the transfer of the Sommerset Loan Documents from Noteholder to a designee of Borrower, to the effect that the Sommerset Loan Documents are no longer cross-collateralized or cross-defaulted with the Daleville Loan Documents and the Tulare Loan Documents.  The Tulare Loan Documents are hereby amended to the effect that (i) the Tulare Loan Documents are no longer cross-collateralized or cross-defaulted with the Sommerset Loan Documents and the Daleville Loan Documents, and (ii) the Tulare Loan Documents only secure the Tulare Note and the obligations of  Assumptor under the Tulare Loan Documents.

The Guaranty, the Environmental Agreement, the Clearing Account Agreement and the Escrow Agreement are hereby amended, with such amendment to take effect immediately prior to the transfer of the Daleville Loan Documents and the Sommerset Loan Documents from Noteholder to a designee of Borrower and only for the period of time after such transfer, to delete all references to the Sommerset Loan, the Sommerset Note, the Daleville Loan and the Daleville Note. The Guaranty, the Environmental Agreement, the Clearing Account Agreement and the Escrow Agreement, as of the moment immediately preceding the transfer of the Daleville Loan Documents and the Sommerset Loan Documents, shall not be a part of the Daleville Loan Documents and the Sommerset Loan Documents.  Effective immediately prior to the transfer of the Daleville Loan Documents and the Sommerset Loan Documents from Noteholder to a designee of Borrower, Borrower is hereby released from further liability under the Environmental Agreement, the Clearing Account Agreement and the Escrow Agreement insofar and only insofar as the Environmental Agreement, the Clearing Account Agreement and the Escrow Agreement relate to the Sommerset Property, the Sommerset Loan, the Sommerset Loan Documents, the Daleville Property, the Daleville Loan and the Daleville Loan Documents, with the intention of the parties to have Assumptor liable under the Environmental Agreement, the Clearing Account Agreement and the Escrow Agreement only to the extent such agreements relate to the Tulare Loan, the Tulare Loan Documents and the Tulare Property; pursuant to the provisions of Section 6 below, Borrower shall remain liable under the Tulare Loan Documents only for any acts or events occurring or obligations arising prior to or simultaneously with the Closing Date.  Upon transfer of the Daleville Loan Documents and the Sommerset Loan Documents from Noteholder to a designee of Borrower, Noteholder shall have no further claims against Borrower with respect to the Sommerset Loan, the Sommerset Loan Documents, the Daleville Loan and the Daleville Loan Documents, with the effect that any claims under the Sommerset Loan, the Sommerset Loan Documents, the Daleville Loan and the Daleville Loan Documents shall only be exercised by the assignee of the Sommerset Loan Documents and the Daleville Loan Documents (which assignee shall be a designee of Borrower).  Borrower, Assumptor and Noteholder hereby agree to cooperate with all reasonable requests of any of such parties to execute such documents as may be required to have all tenant payments made pursuant to the Clearing Account Agreement as it relates to the Sommerset Loan, the Sommerset Loan Documents, the Daleville Loan and the Daleville Loan Documents, forwarded to Borrower.

4.                                       Escrow and Reserve Balances.  Effective immediately prior to the transfer of the Daleville Loan Documents and the Sommerset Loan Documents from Noteholder to a designee of Borrower, all impound, escrow and reserve balances maintained with Noteholder under for the Daleville Loan and the Sommerset Loan shall be transferred to the corresponding impound, escrow and reserve accounts maintained with Noteholder under the Tulare Loan Documents.  All impound, reserve and/or escrow accounts for the Tulare Loan, the Sommerset Loan and the Daleville Loan and all amounts held by Noteholder in suspense for the Tulare Loan, the Sommerset Loan and the Daleville Loan are hereby assigned by Borrower to Assumptor.  Borrower and Assumptor hereby authorize Noteholder to utilize all impound, escrow and reserve balances and any suspended funds (resulting from operations of the Tulare Property, the Daleville Property and the Sommerset Property) with respect to the Tulare Loan, the Daleville Loan, the Sommerset Loan, the Tulare Loan Documents, the Daleville Loan Documents and the Sommerset Loan Documents to pay all advances of Noteholder for property taxes in connection with the Tulare Loan, the Sommerset Loan and the Daleville Loan.  Upon such application by Noteholder within five (5) days after the Closing Date, Assumptor shall have no balances in any impound, escrow or reserve accounts or suspended accounts.

5.                                       Consent to Transfer.  Subject to the conditions contained herein, Noteholder hereby consents to the transfer of the Tulare Property (defined below) to Assumptor.

6.                                       Release of Borrower.  Subject to the terms of this Assumption Agreement and as set forth below, Noteholder hereby releases Borrower from further liability under the Tulare Note and the other Tulare Loan Documents for any acts or events occurring or obligations arising after the Closing Date which are not caused by, or do not arise out of, any acts or events occurring or obligations arising prior to or simultaneously with the Closing Date; provided, however, the provisions of this paragraph shall not (i) constitute a waiver, release or impairment of any obligation under the Tulare Note or the Tulare Loan Documents of Borrower for any acts or events occurring, or obligations arising, prior to or simultaneously with, the Closing Date; (ii) impair the right of Noteholder to name Borrower, for purposes of extinguishing Borrower’s interest in the Tulare Property (which term shall have the same definition herein as assigned to such term in the Tulare Deed of Trust) as a party defendant in any action or suit for judicial foreclosure and sale under the Tulare Deed of Trust; (iii) impair the right of Noteholder to obtain the appointment of a receiver with respect to the Tulare Property; (iv) impair the enforcement of the Assignment of Leases executed in connection with the Tulare Deed of Trust; and (v) impair the right of Noteholder to bring suit against Borrower for any acts or events occurring, or obligations arising, prior to or simultaneously with the Closing Date.  Nothing contained in this section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by the Tulare Note or the lien of the Tulare Loan Documents upon the Tulare Property, or (2) preclude Noteholder from foreclosing the Tulare Loan Documents in case of any default, not cured within any applicable notice and/or cure period, or from enforcing any of the other rights of Noteholder except as stated in this paragraph.  Upon transfer of the Daleville Loan Documents and the Sommerset Loan Documents from Noteholder to a designee of Borrower,  Noteholder shall have no further claims against Borrower with respect to the Sommerset Loan, the Sommerset Loan Documents, the Daleville Loan and the Daleville Loan Documents, with the effect that any claims under the Sommerset Loan, the Sommerset Loan Documents, the Daleville Loan and the Daleville Loan Documents shall only be exercised by the assignee of such Sommerset Loan, the Sommerset Loan Documents, the Daleville Loan and the Daleville Loan Documents (which assignee shall be a designee of Borrower).

7.                                       No Release of Guarantor.  Noteholder does not release Guarantor from any liability under the Guaranty, the Environmental Agreement and the other Tulare Loan Documents.  Guarantor hereby ratifies its liabilities under the Guaranty, as amended in Section 3 hereof, the Environmental

Agreement, as amended in Section 3 hereof, and the other Tulare Loan Documents, as amended by Section 3 hereof, and Guarantor hereby acknowledges that such liabilities shall remain in full force and effect after the effectiveness of this Assumption Agreement.

8.                                       Conditions.  It shall be a condition to the effectiveness of this Assumption Agreement that on or before the Closing Date, (i) fee simple title to the Tulare Property shall have been conveyed by Borrower to Assumptor, with the conveyance instrument recorded with the land records recording officer of Tulare County, California, (ii) the Assumptor shall cause to be delivered to the Noteholder an opinion of counsel, satisfactory to the Noteholder, in its sole discretion, as to form, substance and rendering attorney, opining to the validity and enforceability of this Assumption Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, the authority of the Assumptor and any constituents of the Assumptor, to execute and deliver this Assumption Agreement and perform their obligations under the Tulare Note and other Tulare Loan Documents, and such other matters as reasonably requested by the Noteholder, (iii) Assumptor and Borrower shall cause to be delivered to Noteholder, at Borrower’s and Assumptor’s expense, a lender’s title policy, or an endorsement to an existing lender’s policy, insuring the Tulare Deed of Trust as modified by this Assumption Agreement as a valid first lien on the Tulare Property, naming the Noteholder as the insured thereunder, and naming the Assumptor as owner of the Tulare Property, which policy shall insure that, as of the date of the recording of this Assumption Agreement, the Tulare Property shall not be subject to any additional exceptions or liens other than those conditions in the original title policy insuring the lien of the Tulare Deed of Trust and delivered in connection with the Tulare Deed of Trust, (iv) Assumptor shall obtain, and provide Noteholder with proof thereof satisfactory to Noteholder, insurance for the Tulare Property which satisfies the requirements of the Tulare Deed of Trust, and (v) Assumptor shall deliver to Noteholder such other documents as Noteholder shall reasonably request such as new financing statements or amendments to existing financing statements.  Noteholder, at any time, may in its sole discretion and in writing, waive the requirements of this section and upon such waiver, this Assumption Agreement shall be effective, as Noteholder’s election, as of the Closing Date or as of the date of such writing.

9.                                       Substitution of Persons under Tulare Loan Documents.  All references to “Bank”, “Lender”, “Payee”, “Secured Party”, “Mortgagee”, “Assignee” or “Beneficiary” set forth in the Note or any of the Tulare Loan Documents shall be, as of January 1, 2000, deemed to be references to Noteholder.

10.                                 Ratifications.  Borrower, Guarantor and Assumptor, hereby agree as follows:

(a)                                  The terms and provisions set forth in this Assumption Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Tulare Note and the Tulare Loan Documents and except as expressly modified and superseded by this Assumption Agreement, the terms and provisions of the Tulare Note and the Tulare Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower, Guarantor and Assumptor agree that the Tulare Note and the Tulare Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms; and

(b)                                 Borrower and Assumptor hereby ratify, confirm, and to the extent it will not release, terminate, interfere with or otherwise do away with any and all existing liens, security interests or encumbrances securing the Tulare Note, grant and regrant to Noteholder any and all liens, security interests and encumbrances created thereby (to the extent collateral covered by the Tulare Loan Documents has not previously been released in writing by the beneficiary of the liens, security interests and encumbrances), and agree that: (i) same shall be for the benefit of and to secure the Tulare Note, as amended hereby, and all other indebtedness described in the Tulare Loan Documents, (ii) the assumption by Assumptor of the Tulare Note and the Tulare Loan Documents shall in no manner affect or impair the liens, security interests or encumbrances securing the Tulare Note, (iii) said liens, security interests or encumbrances shall not in any manner be waived, the purpose of this Assumption Agreement being to permit Assumptor to assume the obligations of Borrower under the Tulare Note and the Tulare Loan Documents, and (iv) the liens, security interests and encumbrances created by the Tulare Loan Documents are acknowledged by Borrower and Assumptor to be valid and subsisting as security for and for the benefit of the Tulare Note and all other indebtedness described in the Tulare Loan Documents.

11.                                 Representations and Warranties.

(a)                                  Each of Borrower, Guarantor and Assumptor (each as to itself only) hereby represents and warrants to Noteholder that the execution, delivery and performance of this Assumption Agreement and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite company, partnership or corporate action and do not and will not violate its charter, its partnership agreement, its articles of organization and operating agreement, or its bylaws and articles of incorporation, its trust agreement, as the case may be.

(b)                                 Without limiting the provisions of this Assumption Agreement and the Tulare Loan Documents, Assumptor hereby represents, warrants and covenants unto Noteholder as of the date hereof that Assumptor complies and will comply with Section 9.04 of the Tulare Deed of Trust.

(c)                                  Assumptor and Guarantor hereby represent and warrant to Noteholder that all funds provided by Assumptor’s constituents to Assumptor are in the form of capital contributions and are not loans to Assumptor.  Assumptor and Guarantor hereby represent and warrant to Noteholder that, except for the Tulare Deed of Trust, neither the Tulare Property nor the partnership interests in Assumptor have been pledged or encumbered in connection with the acquisition of the Tulare Property by Assumptor.

(d)                                 Noteholder hereby represents and warrants to Borrower and Assumptor that, after giving effect to the terms of the Assumption Agreement and all payments are made as required hereunder, the Noteholder has waived all events of default under the Tulare Loan Documents for failure to make payments under the Note as and when due prior to May 1, 2003.  Noteholder hereby represents and warrants to Borrower and Assumptor that Noteholder has no actual knowledge of an uncured non-monetary event of default under the Tulare Loan Documents.

12.                                 Event of Default.  A breach of any term of this Assumption Agreement by either

Guarantor or Assumptor shall be an Event of Default (as defined in the Tulare Deed of Trust) under the Tulare Deed of Trust, and Noteholder shall have such remedies as are available under the law and/or Tulare Deed of Trust.

13.                                 Insurance. At all times, Assumptor shall comply with all terms of the Tulare Loan Documents, including the insurance requirements of the Tulare Deed of Trust.  Although Noteholder may accept certain evidence of insurance for purposes of closing the loan assumption, Noteholder does not waive any of the insurance provisions of the Tulare Deed of Trust.

14.                                 Releases, Covenants Not to Litigate, and Assignments.  For the period of the inception of the Loan to and through the Closing Date, and in consideration for Noteholder’s consent to the assumption of the Tulare Note and Tulare Loan Documents described herein, Borrower, Guarantor and Assumptor, jointly and severally, hereby, hereby fully and finally acquit, quitclaim, releases and discharge each of Noteholder, ARCap (and their respective officers, directors, shareholders, representatives, employees, servicers, agents and attorneys) of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action (including claims and causes of action for usury) to, of or for the benefit (whether directly or indirectly) of Borrower, Guarantor and Assumptor, or any or all of them, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by the Borrower, Guarantor and Assumptor, or any or all of them, on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely, the Tulare Loan Documents, the Sommerset Loan Documents, the Daleville Loan Documents, or any of the properties described in such loan documents. Borrower, Guarantor and Assumptor, jointly and severally, hereby specifically waive the provisions of Section 1542 of the California Civil Code which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Borrower, Guarantor and Assumptor hereby agree that the release provided for herein shall apply to all unknown or unanticipated results of the transactions described in this Assumption Agreement, as well as those known and anticipated.  Borrower, Guarantor and Assumptor execute this release voluntarily, with full knowledge of its significance and with the express intention of extinguishing, for the period of the inception of the Loan to and through the Closing Date, all claims related to the Tulare Loan Documents, the Sommerset Loan Documents, the Daleville Loan Documents, or any of the properties described in such loan documents.

15.                                 Survival of Representations and Warranties.  All representations and warranties made in this Assumption Agreement or any other document executed in connection herewith, shall survive the execution and delivery of this Assumption Agreement and any other documents executed in connection herewith, and no investigation by Noteholder for any closing shall affect the representations and warranties or the right of Noteholder to rely upon them.

16.                                 Notices.  All notices or other communications required or permitted to be given shall be given and effective in accordance with the Tulare Note and the other Tulare Loan

Documents.  For purposes of notices, the addresses of the parties shall be as follows:

NOTEHOLDER:

WELLS FARGO BANK MINNESOTA, N.A., AS SUCCESSOR IN INTEREST TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR  J. P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C9

c/o ARCap Servicing, Inc.
5605 N. MacArthur Blvd., Suite 950
Irving, Texas 75038
Attn: John Lloyd
Telecopy: 972-580-3888

ASSUMPTOR AND GUARANTOR:

c/o Tulare Finance Company, Inc.
5000 Hakes Drive
Norton Shores, MI 49441

with a copy to:

David A. Grossberg, Esq.
Schiff Hardin & Waite
311 South Wacker Drive, Suite 5125
Chicago, Illinois 60606-6622
Telephone: 312-258-5764
Telecopy: 312-554-3115

BORROWER:

DALEVILLE, SOMMERSET, TULARE OUTLET CENTERS, L.P.
77 West Wacker Drive, Suite 4200
Chicago, Illinois 60601

17.                                 Intentionally deleted.

18.                                 Severability.  Any provision of this Assumption Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Assumption Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

19.                                 APPLICABLE LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE FOR WHICH THE TULARE LOAN DOCUMENTS PROVIDE THAT THE

TULARE LOAN DOCUMENTS ARE TO BE GOVERNED BY AND CONSTRUED WITH.

20.                                 Counterparts.  This Assumption Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

21.                                 Headings.  The headings, captions and arrangements used in this Assumption Agreement are for convenience only and do not affect the interpretations of this Assumption Agreement.

22.                                 Effect of Waiver.  No failure on the part of Noteholder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Assumption Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Assumption Agreement preclude any other right, power or privilege.  The rights and remedies provided for in this Assumption Agreement, the Tulare Note and the other Tulare Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

23.                                 Further Assurances.  Borrower, Guarantor and Assumptor agree that Noteholder may file an original or photocopy of this Assumption Agreement as a mortgage or deed of trust or as amendment to a mortgage or deed of trust wherever deemed appropriate by Noteholder.  Borrower, Guarantor and Assumptor agree to execute and deliver to Noteholder such security agreements, financing statements, deeds of trust, mortgages, assignments (and supplemental deeds of trust, mortgages, assignments, security agreements and financing statements) and other documents and instruments and to do such other things as Noteholder may reasonably request or deem necessary in order to perfect and maintain the security interests, liens and encumbrances created and confirmed hereunder, or to further implement the provisions of this Assumption Agreement.

25.                                 Transferability.  Notwithstanding anything contained in the Tulare Loan Documents to the contrary, Noteholder shall have the right to assign or transfer all or part of its rights, duties and obligations under the Tulare Loan Documents to a transferee who may or may not be a holder of the Tulare Note and such transferee shall be entitled to all of the rights and benefits of Noteholder under the Tulare Loan Documents.

26.                                 Furnishing Information.  Borrower, Guarantor and Assumptor agree that Noteholder may furnish any financial or other information concerning any such persons heretofore or hereafter provided by any such persons to Noteholder, to any prospective or actual purchaser of any participation or other interest in the Loans or to any prospective or actual purchaser of any securities issued or to be issued by Noteholder, or to any rating agencies.

27.                               ENTIRE AGREEMENT.  THIS ASSUMPTION AGREEMENT AND THE TULARE LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS ASSUMPTION AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN

OR ORAL, RELATING TO THIS ASSUMPTION AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.  ASSUMPTOR AND GUARANTOR(S) HAVE EXAMINED THE TULARE DEED OF TRUST, THE INDEMNITY, THE ENVIRONMENTAL AGREEMENT, AND THE TULARE LOAN DOCUMENTS AND ACKNOWLEDGE THAT SUCH DOCUMENTS HAVE PROVISIONS IN THEM WHICH INCLUDE INDEMNIFICATION OF NOTEHOLDER, INCLUDING INDEMNIFICATION FOR NOTEHOLDER’S OWN NEGLIGENCE.

WITHOUT LIMITING ANY PROVISION HEREIN OR IN THE GUARANTY, THE ENVIRONMENTAL AGREEMENT OR IN THE OTHER TULARE LOAN DOCUMENTS, GUARANTOR EXPRESSLY WAIVES ANY AND ALL BENEFITS OR DEFENSES WHICH OTHERWISE MIGHT BE AVAILABLE TO GUARANTOR UNDER CALIFORNIA CIVIL CODE SECTIONS 2799, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2849, 2850, 2856, 2899 AND 3433.

THE GUARANTOR WAIVES ALL RIGHTS AND DEFENSES THAT THE GUARANTOR MAY HAVE BECAUSE THE ASSUMPTOR’S DEBT IS SECURED BY REAL PROPERTY.  THIS MEANS, AMONG OTHER THINGS: (1) THE NOTEHOLDER MAY COLLECT FROM THE GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY THE ASSUMPTOR. (2) IF THE NOTEHOLDER FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY THE ASSUMPTOR: (A) THE AMOUNT OF THE DEBT MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE. (B) THE NOTEHOLDER MAY COLLECT FROM THE GUARANTOR EVEN IF THE NOTEHOLDER, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT THE GUARANTOR MAY HAVE TO COLLECT FROM THE ASSUMPTOR.  THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES THE GUARANTOR MAY HAVE BECAUSE THE ASSUMPTOR’S DEBT IS SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTION 580a, 580b, 580d, or 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.

THE GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE NOTEHOLDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED THE GUARANTOR=S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

[SIGNATURE PAGES TO FOLLOW]

EXECUTED as of the date first written above.

NOTEHOLDER:

WELLS FARGO BANK MINNESOTA, N.A., AS SUCCESSOR IN INTEREST TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR  J. P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C9

By:	ARCap Servicing, Inc.(f/k/a ARCap Special Servicing, Inc.), its Special Servicer

By:
Name: John Lloyd
Title: Director

ASSUMPTOR:

TULARE OUTLET CENTER L.P., a Delaware limited partnership

By:	Tulare Finance Company, Inc., a Delaware corporation

By:
Name:
Title:

BORROWER:

DALEVILLE, SOMMERSET, TULARE OUTLET CENTERS, L.P., a Delaware limited partnership

By:	Daleville, Sommerset, Tulare Finance Company, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

GUARANTOR:

HORIZON GROUP PROPERTIES, INC., a Maryland corporation

By:
Name:
Title:

ACKNOWLEDGMENT FOR NOTEHOLDER

STATE OF TEXAS	’
’
COUNTY OF DALLAS	’

This instrument was ACKNOWLEDGED before me, on the           day of             , 2003, by John Lloyd, as Director, for ARCAP SERVICING, INC., as Special Servicer for and on behalf of WELLS FARGO BANK MINNESOTA, N.A., AS SUCCESSOR IN INTEREST TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR J. P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C9.

[ S E A L ]
Notary Public, State of Texas
My Commission Expires:

Printed Name of Notary Public

ACKNOWLEDGMENT FOR ASSUMPTOR

STATE OF	’
’
COUNTY OF	’

On this       day of               , 2003, before me,                            , a Notary Public in and for said state, personally appeared                                  , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said state

ACKNOWLEDGMENT FOR BORROWER

STATE OF	’
’
COUNTY OF	’

On this       day of               , 2003, before me,                            , a Notary Public in and for said state, personally appeared                                , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said state

ACKNOWLEDGMENT FOR GUARANTOR:

STATE OF	’
’
COUNTY OF	’

On this       day of               , 2003, before me,                             , a Notary Public in and for said state, personally appeared                               , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said state

EXHIBIT “A”

To
Consent and Assumption Agreement

The following described Tulare Loan Documents which, if recorded, are recorded as indicated below:

1.                                       Fixed Rate Note dated as of July 9, 1999, in the original principal amount of $9,325,000.00 from Borrower payable to the order of Original Lender (the “Tulare Note”).

2.                                       Deed of Trust, Security Agreement and Fixture Filing dated as of  July 9, 1999, from Borrower to Fidelity National Title Insurance Company, Trustee for the benefit of Original Lender, which was recorded in the Official Records of the County Recorder of Tulare County, California, on July 15, 1999 as Document No. 99-0053799 (the “Tulare Deed of Trust”) covering the following described real property (the “Premises”) as follows:

See Exhibit A-1 attached hereto and made a part hereof for all purposes;

and the property described in the Tulare Deed of Trust (collectively, the “Tulare Property”).

3.                                       Assignment of Leases and Rents (“Assignment of Leases”) dated as of July 9, 1999, executed by Borrower for the benefit of Original Lender which was recorded on July 15, 1999 as Document No. 99-0053800, in the Official Records of Tulare County, California.

4.                                       Financing Statement from Borrower in favor of Original Lender which was recorded on July 15, 1999, in the Official Records of Tulare County, California as Document No. 99-0053801.

5.                                       Financing Statement from Borrower in favor of Original Lender which was filed with the California Secretary of State on March 15, 2000 as File No. 0007760457.

6.                                       Guaranty Agreement (“Guaranty”) dated as of July 9, 1999, executed by Guarantor in favor of Original Lender.

7.                                       Environmental Indemnity Agreement (“Environmental Agreement”) dated as of July 9, 1999, executed by Borrower and Guarantor in favor of Original Lender.

8.                                       Escrow Agreement For Reserves and Impounds (“Escrow Agreement”) dated as of July 9, 1999, executed by Borrower in favor of Original Lender.

9.                                       Clearing Account Agreement (“Clearing Account Agreement”) dated as of July 9, 1999, executed by Borrower and LaSalle Bank National Association for the benefit of Original Lender.

EXHIBIT “A-1”

To
Consent and Assumption Agreement

[Legal description of the Premises]